UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC 20549
                     ______________________


                            FORM 8-K
                         CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15(d)
             OF THE SECURITIES EXCHANGE ACT OF 1934


 Date of report (Date of earliest event reported):  August 24,
2005


                         ALLSTATES WORLDCARGO, INC.
     -------------------------------------------------------------
  (Exact name of small business issuer as specified in its charter)


  New Jersey             000-24991           22-3487471
--------------------  ------------------  -------------------
(State  or  other     (Commission File    (I.R.S. Employer
jurisdiction  of         Number)         Identification No.)
incorporation or
organization)


           4 Lakeside Drive South, Forked River, New Jersey, 08731
          --------------------------------------------------------
                 (Address of principal executive offices)


                             609-693-5950
            --------------------------------------------------
            (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02. Departure of Directors or Principal Officers; Election
of Directors; Appointment of Principal Officers.


Background.

As previously reported, on October 14, 2004, Joseph M. Guido, the majority shareholder of the Registrant, who is also employed by the Registrant as its Chairman, commenced an action against the Registrant and three of the Registrant's directors, Joseph M. Guido v. Allstates WorldCargo, Inc., Sam DiGiralomo, Barton C. Theile, and Craig D. Stratton, in the Superior Court of New Jersey, Chancery Division, Ocean County. Messrs. DiGiralomo, Theile and Stratton are also employed by the Registrant as its President and Chief Executive Officer, Executive Vice President and Chief Operating Officer, and Chief Financial Officer, respectively.

Mr. Guido alleged that on August 16, 2004, he delivered to the Registrant's Secretary (1) an executed Written Consent in Lieu of a Special Meeting of the Stockholders of Allstates WorldCargo, Inc. dated August 16, 2004, (2) Amended and Restated Bylaws of the Registrant adopted pursuant to the Written Consent, and (3) a draft Information Statement pursuant to Section 14(c) of the Securities Exchange Act of 1934, or the '34 Act. Mr. Guido alleged that, pursuant to the Written Consent, he had amended the Registrant's bylaws to (among other things) expand its Board of Directors from four to seven members, and appointed three persons (alleged to be independent) to fill the newly created seats. He alleged that the Registrant was required by law to comply with his demand to notify its shareholders of his action. He also alleged that the three individual defendants, both as directors and officers, owed the Registrant and its shareholders certain fiduciary duties to direct that appropriate steps be taken by the Registrant to allegedly comply with applicable law in response to the Written Consent. Mr. Guido demanded relief enjoining a scheduled special Board of Directors meeting pending Registrant's performance of acts allegedly required by New Jersey law and by the 1934 Act. Mr. Guido also sought a permanent injunction requiring the Registrant and its Secretary to prepare and distribute to the Registrant's shareholders all notices allegedly required by state and federal law in connection with the Written Consent. Finally, he sought entry of an order requiring the Registrant to file and serve upon him, within seven days after entry of a permanent injunction, a written report setting forth the manner and form in which the Registrant complied with the injunctions.

The Registrant (and the three individual defendants) opposed the application for relief upon the grounds that subsequent to his execution of the Written Consent, Mr. Guido advised one of the individual defendants that he had decided not to proceed with his amendment of the Bylaws or his expansion of the Board of Directors. The Defendants also alleged that Mr. Guido's actions were not in the best interest of the Registrant, and motivated by self-interest, that because of such concerns, the Registrant needed time to determine its obligations under the law, and that the purpose of the Special Board Meeting (among others) was to consider issues pertaining to the request by Mr. Guido to file the
Schedule 14C presented to the Secretary of the Corporation.

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


On October 28, 2004, the parties agreed, subject to the terms of definitive settlement agreements, that (1) the Registrant's Board of Directors would not be expanded except by unanimous consent,
(2) Mr. Guido and the individual defendants would enter into a voting agreement pursuant to which each would agree to vote his respective shares in the Registrant for the others as directors of the Registrant, (3) the Registrant would enter into new employment agreements with the individual defendants (the existing employment agreements being due to expire on December 31, 2004), (4) the parties would exchange general releases and (5) the Registrant would, to the extent lawfully required by Mr. Guido's existing employment agreement, reimburse him for the attorneys fees he incurred in connection with the action. It was anticipated that the complete terms of a settlement would be agreed upon, and that formal settlement documents would be prepared and executed. Such formal documentation was prepared and delivered to Mr. Guido's counsel on December 27, 2004.

Mr. Guido refused to execute formal settlement documentation, and commenced a second action seeking the same relief. The Defendants answered, denying the allegations, and asserting counterclaims against Mr. Guido and his wife, Teresa Guido. On April 5, 2005, the parties agreed to a full and final settlement, the terms of which were placed on the record in court, and the parties acknowledged to the court, under oath, their obligation to be bound thereby. The material terms of that agreement were:

(1) the Registrant's Board of Directors will be expanded from four to seven members, and the Court would appoint the three new directors, and vacancies thereafter would be filled by vote of the remaining Board members, (2) in the event of a tie or deadlock in filling any vacancy, the vacancy would be filled by an arbitrator chosen by the Board, (3) Mr. Guido and the individual defendants would enter into a voting agreement pursuant to which each would agree to vote his respective shares of the Registrant for the others as directors of the Registrant, (4) the Registrant would enter into new employment agreements with Mr. Guido and the individual defendants, (5) the parties would exchange general releases and (6) the Registrant would, to the extent lawfully required by Mr. Guido's previous employment agreement, reimburse him for the attorneys fees he incurred in connection with the action.

On May 27, 2005, a final judgment was ordered, granted and entered by the court in accordance with the settlement terms agreed to by the parties on April 5, 2005. Finally, on June 6, 2005, Court declared the new employment agreements, the voting agreement, and the mutual general release to be effective, notwithstanding any lack of signatures. Pursuant to the mutual general release, the Registrant and each of Mr. Guido, his wife, and Messrs. DiGiralomo, Theile and Stratton each released and forever discharged each and all of the others from any and all causes of actions, known and unknown, then existing.

Pursuant to the terms of the settlement, on June 6, 2005, the Registrant and Messrs. Guido, DiGiralomo, Theile and Stratton (collectively, for purposes of this section, the "Voters") entered into a Voting Agreement whereby each of the Voters agreed to vote all of the capital stock of the Registrant that each Voter is entitled to vote, for each other as directors of the Registrant. Further, pursuant to the terms of the Voting Agreement, any action taken to expand or in any way modify the composition of the Board of Directors of the Registrant from its present constitution shall require the unanimous consent of all of the Voters. Additionally, in the event that shareholder action is taken to alter or amend the Certificate of Incorporation or Bylaws of the Registrant, the Voters agree to vote all of their shares unanimously in the same manner. The Voting Agreement terminates when each of Messrs. Guido, DiGiralomo, Theile and Barton no longer own, control or hold any shares of capital stock of the Registrant.

For so long as the Voting Agreement remains in effect, the Voters also agreed, with a certain agreed-to exception, not to transfer any of the shares of capital stock of the Registrant they hold without the prior written consent of all of the Voters, unless the other party to any such transaction agrees in writing to join and be bound by all of the terms of the Voting Agreement. To that end, the Voters agreed to the placement of an additional restrictive legend on all of their shares (including subsequently acquired shares, which restrictive legend shall read:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE
     SUBJECT TO RESTRICTIONS ON TRANSFER, VOTING AND
     OTHER RESTRICTIONS PURSUANT TO A VOTING AGREEMENT
     ENTERED INTO BY THE COMPANY, THE HOLDER OF THIS
     CERTIFICATE AND CERTAIN OTHER STOCKHOLDERS OF THE
     COMPANY, A COPY OF WHICH IS AVAILABLE FOR
     INSPECTION
     AT THE OFFICES OF THE SECRETARY OF THE COMPANY."

Finally, during the term of the Voting Agreement, the Voters agreed not to enter into any agreements that would be inconsistent with any of the provisions therein.

Also pursuant to the terms of the settlement, on June 6, 2005 the Registrant and Allstates Air Cargo, Inc., its wholly owned subsidiary, (together, the Employer) entered into individual employment agreements with each of Messrs. DiGiralomo (as President and Chief Executive Officer), Guido (as Chairman), Theile (as Executive Vice President and Chief Operating Officer) and Stratton (as Chief Financial Officer). Messrs. DiGiralomo, Guido, Theile and Stratton are collectively referred to herein as Executives. Each of the employment agreements is effective as of April 5, 2005, and expires on December 31, 2009, but may be extended if agreed to in writing by the parties. Per each of the employment agreements, Mr. DiGiralomo's annual salary shall be $250,000; Mr. Guido's annual salary shall be $370,000; Mr. Theile's annual salary shall be $250,000; and Mr. Stratton's annual salary shall be $185,000. Each of these salaries is subject to an annual increase at the discretion of the Registrant's Board of Directors. Additionally, each of Messrs. DiGiralomo, Guido and Theile shall receive an annual bonus payment equal to 3% of the increase of the net profits of the Employer from its prior fiscal year. Each of Messrs. DiGiralomo, Guido, Theile and Stratton remains eligible to participate in the Employer's stock option plan, 401(k)retirement plan and insurance plans.

Excluding the above-described salary and bonus information, the material terms of each of the Executives' employment agreements are substantially the same. In the event any Executive dies during the term of his respective employment agreement, then for the longer of the remaining term of the employment agreement or three years, the Employer shall continue to pay the Executive's then current base salary to the Executive's designated beneficiary or estate and will also pay for insurance for any Executive's surviving immediate family. If, within twenty-four months following a "Change of Control" of the Employer, as defined in each of the employment agreements, the Executive voluntarily resigns or retires, the Employer shall pay to the Executive all compensation and benefits due to him up to the date of his termination, including, but not limited to, base salary and any expense reimbursement, and within one month of termination, a lump-sum payment equal to 299% of the Executive's then current base salary, bonus for the fiscal year end 2004 (if applicable), and of the amount reimbursed to the Executive for business-related expenses for the calendar year preceding the termination. Additionally, any options and/or restricted stock granted to the Executive shall become fully vested and registered as of the date of the termination. The Executive shall have the right to exercise all of his options for a period of five years from the date of the termination. Additionally, all then-existing life and health insurance benefits shall continue for the Executive and his immediate family for a period of five years from the date of termination. In the event of a "For Cause" termination, as defined in each of the employment agreements, the Employer shall pay to the Executive all compensation and benefits due to him up to the date of his termination, including but not limited to base salary and expense reimbursement. At any time after 180 days have elapsed from the date of his respective employment agreement, each Executive shall have the right to terminate his employment agreement on 90 days written notice to the Employer. In the event of such termination, the Executive shall be entitled to such compensation that is equal to the "For Cause" termination compensation described above. A termination that is neither a Change of Control termination, a For Cause termination, is due to the Executive's death, nor a termination by the Executive as provided above, is a "Without Cause" Termination. In the event of a Without Cause termination, the Executive shall be entitled to such compensation that is equal to the Change of Control termination compensation described above. Finally, if the Employer breaches any material term of each respective employment agreement or reduces the Executive's respective title or responsibilities, the Executive may, at his option, elect to leave the Employer, in which case he shall be entitled to all of the Change of Control termination compensation described above, except that the lump sum payment to be paid to the Executive would be limited to 100% of the Executive's base salary and bonus (if applicable).


Expansion of the Board, and Appointment of Directors.

On July 6, 2005, the Court entered an Order (the "July 6 Order") that expanded the Registrant's Board of Directors, effective immediately, from four members to seven. The July 6 Order also appointed, effective immediately, Messrs. Joseph Buckelew, Alan E. Meyer, and Charles F. Starkey, to the Board.

On August 24, 2005, upon the Registrant's Motion for Reconsideration, the Court amended the July 6 Order (the "First August 24 Order"). Instead of declaring the Board expanded, and appointing Messrs. Buckelew, Meyer, and Starkey to the Board, the Order was amended to show that the parties agreed that a Unanimous Written Consent of the Directors of Allstates WorldCargo, Inc. (attached to the First August 24 Order, and referred to as the "Directors' Consent) was consistent with the Settlement Agreement, and shall be deemed signed by Messrs. DiGiralomo, Theile, Stratton, and Guido.

The Directors' Consent amended the By-Laws to be consistent with the agreement that settled the litigation. Section 3.02 of the Registrant's By-Laws was amended to provide that the Board of Directors shall consist of seven directors. Sections 3.12(b) and
(c) were amended to provide that future vacancies in the Board shall be filled by vote of a majority of the remaining Directors. In the event of a deadlock, or a three-to-three vote with respect to filling any vacancy, an independent arbitrator appointed by the Board shall select the person to fill the vacancy.

In order to be consistent with the settlement agreement, it was necessary to ensure that the Board of Directors could not alter or repeal the newly-amended Sections 3.12(b) and (c). Accordingly, the Court entered a second order on August 24, 2005 (the "Second August 24 Order"). That Order provides that the Written Consent in Lieu of a Special Meeting of the Stockholders of Allstates WorldCargo, Inc. (attached thereto, and referred to as the "Shareholders' Consent") was consistent with the settlement agreement, and shall be deemed signed by Messrs. DiGiralomo, Stratton, Theile, and Guido, consisting of the holders of a majority of the issued and outstanding shares of the Registrant's common stock.

The Shareholders' Consent amended Sections 3.12(b) and (c) to add the following: "This By-Law shall be deemed to have been adopted by the shareholders, and cannot be altered or repealed by the Board of Directors."

In order to ensure that Messrs. Buckelew, Meyer, and Starkey (or their successors duly appointed pursuant to the By-Laws) continue to serve pursuant to the terms of the settlement agreement, and not at the pleasure of the majority shareholder, the Court entered a third order on August 24, 2005 (the "Third August 24 Order"), which provides that the parties are required by the settlement agreement to nominate and vote for, as Directors, Messrs. Buckelew, Starkey, and Meyer (or their duly appointed successors) at future meetings of the Registrants' shareholders at which directors are to be chosen.


Item 5.03. Amendments to Articles of Incorporation or Bylaws;
Change in Fiscal Year.

The information presented in Item 5.02 above is incorporated herein by reference. Except as noted, the amendments described herein are, by Court Orders entered on August 24, 2005, effective as of July 9, 2005.

Section 3.02.

Prior to the amendment described herein, Section 3.02 of the By-Laws provided that the Board of Directors shall consist of not less than one nor more than ten Directors. The precise number of Directors within this range was to be fixed by the Board each year
before the annual meeting of shareholders.   As amended, Section
3.02 provides for a Board of seven members.

Section 3.12(b).

Prior to the amendment described herein, Section 3.12(b) provided that vacancies in the Board may be filled by the affirmative vote of a majority of the remaining Directors then in office, even if their number is insufficient to constitute a quorum. A director so elected was to hold office until a successor is elected and qualified at the next annual meeting of the shareholder. As amended, Section 3.12(b) provides that any vacancy shall be filled in the manner provided therein, and that in the event of a deadlock, or a three-to-three vote, with respect to filling any vacancy, an independent arbitrator appointed by the Board shall select the person to fill the vacancy. The amended By-Law also provides that any director so appointed pursuant to Section 3.12(b) shall also hold office in accordance with the Settlement Agreement.

Section 3.12(b) was further amended to provide that that provision shall be deemed to have been adopted by the shareholders, and cannot be altered or repealed by the Board of Directors. That further amendment shall not be effective until required notice of such shareholder action is given, and appropriate filings (which are being prepared) are made.

Section 3.12(c).

Prior to the amendment described herein, Section 3.12(c) provided that if a director resigns from the Board effective at some future date, the future vacancy may be filled by the affirmative vote of a majority of the directors then in office, including the director who has resigned, even if their number is insufficient to constitute a quorum. The term of the newly elected director would begin when the resignation becomes effective. A director so elected was to hold office from the effective date of the predecessor's resignation until a successor is elected and qualified at the next annual or special meeting of the shareholders. As amended, Section 3.12(c) provides that any future vacancy shall be filled in the manner provided therein, and that in the event of a deadlock, or a three-to-three vote, with respect to filling any vacancy, an independent arbitrator appointed by the Board shall select the person to fill the vacancy. The amended By-Law also provides that any director so appointed pursuant to Section 3.12(c) shall also hold office in accordance with the Settlement Agreement.

Section 3.12(c) was further amended to provide that that provision shall be deemed to have been adopted by the shareholders, and cannot be altered or repealed by the Board of Directors. That further amendment shall not be effective until required notice of such shareholder action is given, and appropriate filings (which are being prepared) are made.

                           SIGNATURES

       Pursuant  to  the requirements of the Securities  Exchange
Act  of  1934, the registrant has duly caused this report  to  be
signed   on   its  behalf  by  the  undersigned  thereunto   duly
authorized.


Dated as of:  August 24, 2005


                                ALLSTATES WORLDCARGO, INC.
                                        (Registrant)

                              /s/ Sam DiGiralomo
                              By: Sam DiGiralomo
                              Title: President


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